Exhibit 10.7

                          SECOND AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 31st day of July, 1998, by and among MASTEC, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A., CREDITANSTALT CORPORATE FINANCE, INC., FIRST UNION NATIONAL BANK OF FLORIDA, SCOTIABANC INC., THE FUJI BANK AND TRUST COMPANY, COMERICA BANK and LTCB TRUST COMPANY (collectively, the "Banks") and BANKBOSTON, N.A. as agent (the "Agent") for the Banks.

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of June 9, 1997, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 1998 (as the same may be further amended and in effect from time to time the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Parent has informed the Banks that G.J.S. Construction Company has merged into Shanco Corporation;

         WHEREAS, the Parent has requested that the Banks consent to make effective the provisions of ss.7.3(e)(ii) of the Credit Agreement, and the Banks are willing to consent to make effective the provisions of ss.7.3(e)(ii) of the Credit Agreement on the terms set forth herein;

         WHEREAS, the Parent has requested certain revisions to the Credit Agreement and the parties desire to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.


         2. Addition of Creditanstalt Corporate Finance, Inc. Pursuant to that certain Assignment and Acceptance dated as of April 1, 1998, by and between Creditanstalt AG (f/k/a Creditanstalt-Bankverein) and Creditanstalt Corporate Finance, Inc. ("CCFI"), as of such date CCFI accepted and assumed the rights and obligations of a Bank under the Credit Agreement.

         3. Amendment to ss.1 of the Credit Agreement. Effective as of July 9, 1998, ss.1 of the Credit Agreement is hereby amended by deleting the definition of "Commitment Percentage" in its entirety and substituting in place thereof the following new definition:

                  "Commitment  Percentage.   With  respect  to  each  Bank,  the
         percentage set forth beside its name below (subject to adjustment upon any assignments pursuant to ss.17):

                         Bank                                        Percentage

                         BKB                                         21.6000%
                         First Union                                 20.0000%
                         Comerica                                    13.6000%
                         LTCB                                        13.6000%
                         Creditanstalt Corporate
                           Finance, Inc.                             10.4000%
                         Fuji                                        10.4000%
                         SBI                                         10.4000%".

         4. Amendment to ss.7.3 of the Credit Agreement. Section 7.3 of the Credit Agreement is hereby amended by deleting clause (e)(ii) thereof in its entirety and substituting in place thereof the following new clause (e)(ii):

                  "(ii) (A) 50% of net cash proceeds received in connection with the issuance by the Parent of the Senior Subordinated Notes due February 1, 2008."

         5. Amendment to ss.8.1 of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and substituting in place thereof the following new clause (b):

         "(b) the ratio of (i) Funded Debt to (ii) EBITDA for the period of four
         (4) consecutive fiscal quarters ending on such date shall not exceed the ratio set forth opposite such date below:

                     --------------------------------- ------------------------
                                   Date                         Ratio
                     --------------------------------- ------------------------
                              June 30, 1998                    4.50:1
                     --------------------------------- ------------------------
                            September 30, 1998                 4.50:1
                     --------------------------------- ------------------------
                            December 31, 1998                  4.00:1
                     --------------------------------- ------------------------
                              March 31, 1999                   3.50:1
                     --------------------------------- ------------------------
                              June 30, 1999                    3.25:1
                     --------------------------------- ------------------------
                          September 30, 1999 and               3.00:1
                                thereafter
                     --------------------------------- ------------------------

         6. Amendment to ss.8.3 of the Credit Agreement. Section 8.3 of the Credit Agreement is hereby amended by deleting ss.8.3 in its entirety and substituting in place thereof the following new ss.8.3:

                  "ss.8.3 Interest Coverage Ratio. As of the end of any fiscal quarter of the Borrowers commencing with the fiscal quarter ending March 31, 1997, the ratio of (a) EBIT for the period of four (4) consecutive fiscal quarters ending on such date to (b) Consolidated Total Interest Expense for such period shall not be less than the ratio set forth opposite such date below:

                     --------------------------------- ------------------------
                                   Date                         Ratio
                     --------------------------------- ------------------------
                              June 30, 1998                    3.50:1
                     --------------------------------- ------------------------
                            September 30, 1998                 2.50:1
                     --------------------------------- ------------------------
                            December 31, 1998                  2.50:1
                     --------------------------------- ------------------------
                              March 31, 1999                   2.75:1
                     --------------------------------- ------------------------
                              June 30, 1999                    3.00:1
                     --------------------------------- ------------------------
                            September 30, 1999                 3.25:1
                     --------------------------------- ------------------------
                            December 31, 1999                  3.50:1
                     --------------------------------- ------------------------
                                Thereafter                     4.00:1."
                     --------------------------------- ------------------------

         7. Amendment to ss.8.4 of the Credit Agreement. Section 8.4 of the Credit Agreement is hereby amended by deleting ss.8.4 in its entirety and substituting in place thereof the following new ss.8.4:

         "ss.8.4  [This section intentionally omitted.]"

         8. Amendment Fee. Each Bank which executed and delivered its signature pages by 5:00 p.m. July 31, 1998 by facsimile (to be followed by originals) shall receive from the Parent an amendment fee equal to 0.05% of such Bank's Commitment payable to such Bank for its own account.

     9. Effectiveness. This Second Amendment shall be effective as of the date hereof, subject to the receipt by the Agent of this Second Amendment duly and properly authorized, executed and delivered by the respective parties hereto. This Second Amendment shall become effective upon satisfaction of each of the following conditions:

         (a) This Second Amendment shall have been executed and delivered by the respective parties hereto;

         (b) The Borrowers shall have executed and delivered an affidavit regarding the execution of the Second Amendment outside of the State of Florida; and

         (c) Shanco Corporation shall have delivered to the Agent copies of its certificate and/or plan of merger filed with its charter or other incorporation documents, certified by the Secretary of State of its jurisdictions of incorporation;

         provided, however, that as of the Effective Date ss.2 of this Second Amendment shall be deemed to have been effective as of April 1, 1998 and ss.3 of this Second Amendment shall be deemed to have been effective as of July 9, 1998.

         10. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

         (a) The execution, delivery and performance of each of this Second Amendment and the transactions contemplated hereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower,
         (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

         (b) This Second Amendment and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this Second Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

                  (d) The representations and warranties contained in ss.5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

                  (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         11. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

         12. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         13. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Second Amendment under seal as of the date first set forth above.

                                    The Borrowers:

                                    MASTEC, INC.



                                    By:___________________________________
                                        Name:
                                        Title:




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    B & D CONTRACTORS OF SHELBY, INC.
                                    BURNUP & SIMS OF TEXAS, INC.
                                    HARRISON-WRIGHT CO., INC.
                                    UTILITY PRECAST, INC.
                                    BURNUP & SIMS TELCOM OF FLORIDA, INC.
                                    CHURCH & TOWER ENVIRONMENTAL, INC.
                                    CHURCH & TOWER FIBER TEL, INC.
                                    CHURCH & TOWER, INC.
                                    CHURCH & TOWER OF FLORIDA, INC.
                                    CHURCH & TOWER OF TN, INC.
                                    DESIGNED TRAFFIC INSTALLATION CO.
                                    GDSI, INC.
                                    KENNEDY CABLE CONSTRUCTION, INC.
                                    LATLINK CORPORATION
                                    LATLINK ARGENTINA, INC.
                                    MASTEC COMTEC OF CALIFORNIA, INC.
                                    MASTEC COMTEC OF THE CAROLINAS, INC.
                                    MASTEC TECHNOLOGIES, INC.
                                    MASTEC TELEPORT, INC.
                                    R.D. MOODY & ASSOCIATES, INC.
                                    R.D. MOODY AND ASSOCIATES, INC. OF VIRGINIA
                                    SHANCO CORPORATION
                                    UTILITY LINE MAINTENANCE, INC.
                                    AIDCO, INC.
                                    AIDCO SYSTEMS, INC.
                                    E. L. DALTON & COMPANY, INC.
                                    NORTHLAND CONTRACTING, INC.
                                    WILDE CONSTRUCTION, INC.
                                    WILDE OPTICAL SERVICE, INC.
                                    TELE-COMMUNICATIONS CORPORATION OF VIRGINIA
                                    WILDE ACQUISITION CO., INC.
                                    WILDE HOLDING CO., INC.
                                    WEEKS CONSTRUCTION COMPANY
                                    C & S DIRECTIONAL BORING, INC.
                                    LESSARD-NYREN UTILITIES, INC.
                                    LNU, INC.
                                    S.S.S. CONSTRUCTION, INC.
                                    CONTRACT MANAGEMENT AND ASSISTANCE CORP.
                                    ELECTRONIC EQUIPMENT ANALYZERS, INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    The Banks:

                                    CREDITANSTALT CORPORATE FINANCE, INC.



                                    By:___________________________________
                                        Name:
                                        Title:



                                    By:___________________________________
                                        Name:
                                        Title:

                                    FIRST UNION NATIONAL BANK OF FLORIDA



                                    By:___________________________________
                                        Name:
                                        Title:

                                    SCOTIABANC INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    THE FUJI BANK AND TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    COMERICA BANK



                                    By:___________________________________
                                        Name:
                                        Title:

                                    LTCB TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    BANKBOSTON, N.A.,
                                      individually and as Agent



                                    By:___________________________________
                                        Name:
                                        Title:

                          THIRD AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of the 11th day of September, 1998, by and among MASTEC, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A., CREDITANSTALT CORPORATE FINANCE, INC., FIRST UNION NATIONAL BANK OF FLORIDA, SCOTIABANC INC., THE FUJI BANK AND TRUST COMPANY, COMERICA BANK and LTCB TRUST COMPANY (collectively, the "Banks") and BANKBOSTON, N.A. as agent (the "Agent") for the Banks.

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of June 9, 1997, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 1998, and as further amended by a Second Amendment to Revolving Credit Agreement dated as of July 31st, 1998 (as the same may be further amended and in effect from time to time the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Parent has requested certain revisions to the Credit Agreement and the parties desire to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. Amendment of ss.1 of the Loan Agreement. Section 1 of the Credit Agreement is hereby amended by

         (a) inserting the following definition in its proper alphabetical place:

                  "Equity Purchase Contract. Any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an equity derivative or equity index swap or option or other similar agreement (including any option to enter into any of the foregoing)."

         and (b) deleting the definition of "Obligations" in its entirety and replacing it with the following new definition, inserted in its proper alphabetical place:

                  "Obligations. All indebtedness, obligations and liabilities of the Borrowers to any of the Banks or the Agent, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents, or under any Equity Purchase Contract between the Borrowers and any Bank, or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof."

         3. Amendment to ss.7.6 of the Credit Agreement. Section 7.6 of the Credit Agreement is hereby amended by deleting ss.7.6 in its entirety and substituting in place thereof the following new ss.7.6:

                  "ss.7.6 Restricted Distributions and Redemptions. None of the Borrowers may make Distributions except as set forth in this ss.7.6. Each Borrower may make distributions payable solely in common stock or preferred stock of such Borrower, subject to the requirement to pledge all such stock pursuant to ss.5.19 hereof. Borrowers other than the Parent may declare or pay Distributions to the Parent. In addition, the Borrowers (other than the Parent) shall not redeem, convert, retire or otherwise acquire shares of any class of capital stock of such Borrowers. The Parent may declare or pay dividends and may redeem, convert, retire, or otherwise acquire shares of its capital stock (either directly or via an Equity Purchase Contract), provided that the aggregate amount of all such Distributions by the Parent shall not exceed (i) 50% of Consolidated Net Income in any one fiscal year, plus
         (ii) $10,000,000 (which $10,000,000 shall not be reduced by any losses in Consolidated Net Income). None of the Borrowers may make any Distribution under this ss.7.6 if a Default or Event of Default exists or would be created by the making of such Distribution. The Borrowers shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Borrowers' or the International Signatories' capital stock other than the amendment to the Parent's certificate of incorporation increasing the authorized amount of common stock and the par value of the common stock and the preferred stock."

     4. Effectiveness. This Third Amendment shall be effective as of the date hereof, subject to the receipt by the Agent of this Third Amendment duly and properly authorized, executed and delivered by the respective parties hereto. This Third Amendment shall become effective upon satisfaction of each of the following conditions:

     (a) This Third Amendment shall have been executed and delivered by the respective parties hereto; and

     (b) The Borrowers shall have executed and delivered an affidavit regarding the execution of the Third Amendment outside of the State of Florida.

     5. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

                  (a) The  execution,  delivery and  performance of each of this
         Third Amendment and the transactions contemplated hereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower, (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or
         (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

                  (b) This Third Amendment and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this Third Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

                  (d) The representations and warranties contained in ss.5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

                  (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

         7. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         8. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Third Amendment under seal as of the date first set forth above.

                                    The Borrowers:

                                    MASTEC, INC.



                                    By:___________________________________
                                        Name:
                                        Title:




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    B & D CONTRACTORS OF SHELBY, INC.
                                    BURNUP & SIMS OF TEXAS, INC.
                                    HARRISON-WRIGHT CO., INC.
                                    UTILITY PRECAST, INC.
                                    BURNUP & SIMS TELCOM OF FLORIDA, INC.
                                    CHURCH & TOWER ENVIRONMENTAL, INC.
                                    CHURCH & TOWER FIBER TEL, INC.
                                    CHURCH & TOWER, INC.
                                    CHURCH & TOWER OF FLORIDA, INC.
                                    CHURCH & TOWER OF TN, INC.
                                    DESIGNED TRAFFIC INSTALLATION CO.
                                    GDSI, INC.
                                    KENNEDY CABLE CONSTRUCTION, INC.
                                    LATLINK CORPORATION
                                    LATLINK ARGENTINA, INC.
                                    MASTEC COMTEC OF CALIFORNIA, INC.
                                    MASTEC COMTEC OF THE CAROLINAS, INC.
                                    MASTEC TECHNOLOGIES, INC.
                                    MASTEC TELEPORT, INC.
                                    R.D. MOODY & ASSOCIATES, INC.
                                    R.D. MOODY AND ASSOCIATES, INC. OF VIRGINIA
                                    SHANCO CORPORATION
                                    UTILITY LINE MAINTENANCE, INC.
                                    AIDCO, INC.
                                    AIDCO SYSTEMS, INC.
                                    E. L. DALTON & COMPANY, INC.
                                    NORTHLAND CONTRACTING, INC.
                                    WILDE CONSTRUCTION, INC.
                                    WILDE OPTICAL SERVICE, INC.
                                    TELE-COMMUNICATIONS CORPORATION OF VIRGINIA
                                    WILDE ACQUISITION CO., INC.
                                    WILDE HOLDING CO., INC.
                                    WEEKS CONSTRUCTION COMPANY
                                    C & S DIRECTIONAL BORING, INC.
                                    LESSARD-NYREN UTILITIES, INC.
                                    LNU, INC.
                                    S.S.S. CONSTRUCTION, INC.
                                    CONTRACT MANAGEMENT AND ASSISTANCE CORP.
                                    ELECTRONIC EQUIPMENT ANALYZERS, INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    The Banks:

                                    CREDITANSTALT CORPORATE FINANCE, INC.



                                    By:___________________________________
                                        Name:
                                        Title:



                                    By:___________________________________
                                        Name:
                                        Title:

                                    FIRST UNION NATIONAL BANK OF FLORIDA



                                    By:___________________________________
                                        Name:
                                        Title:

                                    SCOTIABANC INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    THE FUJI BANK AND TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    COMERICA BANK



                                    By:___________________________________
                                        Name:
                                        Title:

                                    LTCB TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    BANKBOSTON, N.A.,
                                      individually and as Agent



                                    By:___________________________________
                                        Name:
                                        Title:

                          FOURTH AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into as of the 25th day of September, 1998, by and among MASTEC, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A., CREDITANSTALT CORPORATE FINANCE, INC., FIRST UNION NATIONAL BANK OF FLORIDA, SCOTIABANC INC., THE FUJI BANK AND TRUST COMPANY, COMERICA BANK and LTCB TRUST COMPANY (collectively, the "Banks") and BANKBOSTON, N.A. as agent (the "Agent") for the Banks.

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of June 9, 1997, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 1998, as further amended by a Second Amendment to Revolving Credit Agreement dated as of July 31, 1998, and as further amended by a Third Amendment to Revolving Credit Agreement dated as of September 11, 1998 (as the same may be further amended and in effect from time to time the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Parent has requested certain revisions to the Credit Agreement and the parties desire to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. Amendment of ss.1 of the Loan Agreement. Section 1 of the Credit Agreement is hereby amended by

         (a) inserting the following definition in its proper alphabetical place:

             "Approval Date. The date on which all of the Banks agree to the pricing change for documentary Letters of Credit."

         and (b) deleting the definitions of "Letters of Credit" and "Pricing Table" in their entirety and replacing them with the following new definitions, inserted in proper alphabetical order:

             "Letters of Credit. Documentary or standby Letters of Credit issued or to be issued by the Agent under ss.3 hereof for the account of the Borrowers."


         "Pricing Table:

 ----------------- ------------------- ----------------- ---------------------
                      Applicable             Applicable             Applicable
 Pricing Ratio    LIBOR Margin            L/C Margin          Commitment Rate
                      (per annum)           (per annum)            (per annum)
 ----------------- ------------------- ----------------- ---------------------
 less than 1.00:1       0.75%                 0.75%                  0.250%
 ----------------- ------------------- ----------------- ---------------------
 greater than or equal to
 1.00:1, but less than 1.50:1
                        1.00%                 1.00%                  0.250%
 ----------------- ------------------- ----------------- ---------------------
 greater than or equal to
 1.50:1, but less than 2.00:1
                        1.25%                 1.25%                  0.375%
 ----------------- ------------------- ----------------- ---------------------
 greater than or equal to 2.00:1
                        1.50%                 1.50%                  0.375%
 ----------------- ------------------- ----------------- ---------------------

provided that prior to the Approval Date, the Applicable L/C Margin for documentary Letters of Credit shall be as set forth in the table above, and that on and after the Approval Date, the Applicable L/C Margin for documentary Letters of Credit shall be priced at the Applicable L/C Margin set forth in the table above multiplied by 0.5."

         3. Amendment to ss.3.1 of the Credit Agreement. Section 3.1 of the Credit Agreement is hereby amended by deleting the figure "$10,000,000" in clause (a) and substituting in place thereof the figure "$20,000,000".

         4. Effectiveness. This Fourth Amendment shall be effective as of the date hereof, subject to the receipt by the Agent of this Fourth Amendment duly and properly authorized, executed and delivered by the Majority Banks and the Borrowers, whereas the pricing change for documentary Letters of Credit shall only be effective upon the approval of all of the Banks.

         5. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

                  (a) The execution, delivery and performance of each of this Fourth Amendment and the transactions contemplated hereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower,
         (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

                  (b) This Fourth Amendment and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this Fourth Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

                  (d) The representations and warranties contained in ss.5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

                  (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment.

         7. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         8. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Fourth Amendment under seal as of the date first set forth above.

                                    The Borrowers:

                                    MASTEC, INC.



                                    By:___________________________________
                                        Name:
                                        Title:




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    B & D CONTRACTORS OF SHELBY, INC.
                                    BURNUP & SIMS OF TEXAS, INC.
                                    HARRISON-WRIGHT CO., INC.
                                    UTILITY PRECAST, INC.
                                    BURNUP & SIMS TELCOM OF FLORIDA, INC.
                                    CHURCH & TOWER ENVIRONMENTAL, INC.
                                    CHURCH & TOWER FIBER TEL, INC.
                                    CHURCH & TOWER, INC.
                                    CHURCH & TOWER OF FLORIDA, INC.
                                    CHURCH & TOWER OF TN, INC.
                                    DESIGNED TRAFFIC INSTALLATION CO.
                                    GDSI, INC.
                                    KENNEDY CABLE CONSTRUCTION, INC.
                                    LATLINK CORPORATION
                                    LATLINK ARGENTINA, INC.
                                    MASTEC COMTEC OF CALIFORNIA, INC.
                                    MASTEC COMTEC OF THE CAROLINAS, INC.
                                    MASTEC TECHNOLOGIES, INC.
                                    MASTEC TELEPORT, INC.
                                    R.D. MOODY & ASSOCIATES, INC.
                                    R.D. MOODY AND ASSOCIATES, INC. OF VIRGINIA
                                    SHANCO CORPORATION
                                    UTILITY LINE MAINTENANCE, INC.
                                    AIDCO, INC.
                                    AIDCO SYSTEMS, INC.
                                    E. L. DALTON & COMPANY, INC.
                                    NORTHLAND CONTRACTING, INC.
                                    WILDE CONSTRUCTION, INC.
                                    WILDE OPTICAL SERVICE, INC.
                                    TELE-COMMUNICATIONS CORPORATION OF VIRGINIA
                                    WILDE ACQUISITION CO., INC.
                                    WILDE HOLDING CO., INC.
                                    WEEKS CONSTRUCTION COMPANY
                                    C & S DIRECTIONAL BORING, INC.
                                    LESSARD-NYREN UTILITIES, INC.
                                    LNU, INC.
                                    S.S.S. CONSTRUCTION, INC.
                                    CONTRACT MANAGEMENT AND ASSISTANCE CORP.
                                    ELECTRONIC EQUIPMENT ANALYZERS, INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    The Banks:

                                    CREDITANSTALT CORPORATE FINANCE, INC.



                                    By:___________________________________
                                        Name:
                                        Title:



                                    By:___________________________________
                                        Name:
                                        Title:

                                    FIRST UNION NATIONAL BANK OF FLORIDA



                                    By:___________________________________
                                        Name:
                                        Title:

                                    SCOTIABANC INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    THE FUJI BANK AND TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    COMERICA BANK



                                    By:___________________________________
                                        Name:
                                        Title:

                                    LTCB TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    BANKBOSTON, N.A.,
                                      individually and as Agent



                                    By:___________________________________
                                        Name:
                                        Title:

                          FIFTH AMENDMENT TO REVOLVING
                          CREDIT AGREEMENT AND CONSENT

         THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT (this "Fifth Amendment") is made and entered into as of the 29th day of December, 1998, by and among MASTEC, INC., a Florida corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A. ("BKB"), BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. (f/k/a Creditanstalt Corporate Finance, Inc.), FIRST UNION NATIONAL BANK OF FLORIDA ("First Union"), SCOTIABANC INC. ("SBI"), COMERICA BANK, LTCB TRUST COMPANY and LASALLE NATIONAL BANK (collectively, the "Banks") and BANKBOSTON, N.A. as agent (the "Agent") for the Banks.

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of June 9, 1997, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 1998, as further amended by a Second Amendment to Revolving Credit Agreement dated as of July 31, 1998, and as further amended by a Third Amendment to Revolving Credit Agreement dated as of September 11, 1998, as further amended by a Fourth Amendment to Revolving Credit Agreement dated as of September 25, 1998 (as the same may be further amended and in effect from time to time the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Parent has requested certain revisions to the Credit Agreement, including an increase in the Total Commitment, and the parties desire to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. Addition of LaSalle National Bank. LaSalle National Bank ("LaSalle") by its signature below agrees to become a Bank under the Credit Agreement, and does hereby join and become a party to the Credit Agreement as a Bank, accepting and assuming the rights and obligations of a Bank under the Credit Agreement. LaSalle agrees to comply with, and be bound by, all of the terms and conditions of the Credit Agreement in all respects as an original Bank thereunder, as if such Bank were an original signatory thereto, including without limitation, assuming all responsibilities and liabilities arising or incurred under the Credit Agreement and the Notes on and after the Closing Date. Without limiting the above, LaSalle hereby expressly consents to the terms and conditions of ss.23 (Governing Law; Submission to Jurisdiction) of the Credit Agreement. The parties to this Fifth Amendment agree that this ss.2 shall be deemed to be, and is hereby made a part of, the Credit Agreement as if set forth therein in full.

         3. Amendment of ss.1 of the Loan Agreement. Section 1 of the Credit Agreement is hereby amended by

         (a) inserting the following definitions in their proper alphabetical places:

         Aidco Management.  The managers of Aidco, Inc. and Aidco Systems, Inc.

                  Applicable Base Rate Margin. The Applicable Base Rate Margin on Base Rate Loans shall be as set forth in the Pricing Table. Any change in the Applicable Base Rate Margin shall become effective on the first day of each quarter which begins after receipt by the Banks of financial statements delivered pursuant to ss.6.4(a) or (b) hereof which indicate a change in the Pricing Ratio. If at any time the financial statements required to be delivered pursuant to ss.6.4(a) or
         (b) hereof are not delivered within the time periods specified in such subsections, the Applicable Base Rate Margin shall be 0.5% with respect to any Base Rate Loan requested on or after the date on which such financial statements were required to be delivered but before the time of actual receipt of such financial statements, subject to adjustment upon actual receipt of such financial statements.

                  Co-Agent(s).  First Union and SBI.

                  Wilde-Aidco Bonuses. Signing bonuses for certain employees of Wilde Construction, Inc., Wilde Optical Service, Inc., Wilde Acquisition Co., Inc., Wilde Holding Co., Inc., Aidco, Inc. and Aidco Systems, Inc., not to exceed an aggregate amount of $17,500,000.00.

                  Wilde-Aidco Non-Compete Agreement(s). Non-compete agreement(s) with certain members of Wilde Management and Aidco Management, with payments under such non-compete agreement(s) not to exceed an aggregate amount of $16,000,000.00.

                  Wilde-Aidco Transaction. The Parent's (a) repurchase in three installments during the period beginning December 1, 1998 and ending November 30, 1999 of 440,000 shares of its capital stock from Aidco Management for $30.00 per share, (b) the Wilde-Aidco Non-Compete Agreement(s), and (c) the Wilde-Aidco Bonuses.

                  Wilde  Management.  The managers of Wilde  Construction, Inc.,
 Wilde Optical Service, Inc., Wilde Acquisition Co., Inc. and Wilde Holding Co., Inc."

         and (b) deleting the definitions of "Applicable L/C Margin," "Applicable LIBOR Margin," "Collateral," "Commitment Percentage," "Loan Documents," and "Pricing Table" in their entirety and replacing them with the following new definitions, inserted in proper alphabetical order:

                  "Applicable L/C Margin. The Applicable L/C Margin on Letters of Credit shall be as set forth in the Pricing Table. The effective date of a change in the Applicable L/C Margin shall be the first day after receipt by the Banks of financial statements delivered pursuant to ss.6.4(a) or (b) hereof which indicate a change in the Pricing Ratio. If at any time the financial statements required to be delivered pursuant to ss.6.4(a) or (b) hereof are not delivered within the time periods specified in such subsections, the Applicable L/C Margin shall be 2.25% with respect to any Letter of Credit issued after the date on which such financial statements were required to be delivered but before actual receipt of such financial statements, subject to adjustment upon actual receipt of such financial statements.

                  Applicable LIBOR Margin. The Applicable LIBOR Margin on LIBOR Loans shall be as set forth in the Pricing Table. Any change in the Applicable LIBOR Margin shall become effective on the first day of each Interest Period which begins three (3) or more days after receipt by the Banks of financial statements delivered pursuant to ss.6.4(a) or
         (b) hereof which indicate a change in the Pricing Ratio. If at any time the financial statements required to be delivered pursuant to ss.6.4(a) or (b) hereof are not delivered within the time periods specified in such subsections, the Applicable LIBOR Margin shall be 2.25% with respect to any LIBOR Loan requested on or after the date on which such financial statements were required to be delivered but before the time of actual receipt of such financial statements, subject to adjustment upon actual receipt of such financial statements.

                  Collateral. The shares of all direct or indirect Subsidiaries of the Parent that are or are intended to be subject to the security interests created by the U.S. Stock Pledge Agreement.

                  Commitment Percentage. With respect to each Bank, the percentage set forth beside its name below (subject to adjustment upon any assignments pursuant to ss.17):

                      Bank                                          Percentage

                      BKB                                           24.2424%
                      First Union                                   22.7273%
                      SBI                                           15.4545%
                      Comerica                                      10.3030%
                      LTCB                                          10.3030%
                      LaSalle National Bank                          9.0909%
                      Bank Austria Creditanstalt
                        Corporate Finance, Inc.                      7.8788%.

             Loan Documents. This Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, and the U.S.Stock Pledge Agreement.

                  Pricing Table:
  ---------------------- ------------- ------------- ------------ --------------
                          Applicable      Applicable    Applicable   Applicable
                     Base Rate Margin  LIBOR Margin  L/C Margin  Commitment Rate
                       (per annum)     (per annum)   per annum)    (per annum)
  Pricing Ratio
  ---------------------- ------------- ------------- ------------ --------------
  less than 2.00:1          0.00%         1.00%           1.00%         0.250%
  ---------------------- ------------- ------------- ------------ --------------
  greater than or equal     0.00%         1.25%           1.25%         0.250%
  to 2.00:1, but less than
       2.50:1
  ---------------------- ------------- ------------- ------------ --------------
  greater than or equal     0.00%         1.50%           1.50%         0.375%
  to 2.50:1, but less than
       3.00:1
  ---------------------- ------------- ------------- ------------ --------------
  greater than or equal     0.25%         1.75%           1.75%         0.375%
  to 3.00:1, but less than
       3.50:1
  ---------------------- ------------- ------------- ------------ --------------
  greater than or equal     0.25%         2.00%           2.00%         0.500%
  to 3.50:1, but less than
       4.00:1
  ---------------------- ------------- ------------- ------------ --------------
  greater than or equal     0.50%         2.25%           2.25%         0.500%
  to 4.00:1
  ---------------------- ------------- ------------- ------------ --------------

provided that the Applicable L/C Margin for documentary Letters of Credit issued on or after December 29, 1998 shall be priced at the Applicable L/C Margin set forth in the table above multiplied by 0.5."

         4. Amendment to ss.2.1 of the Credit Agreement. Section 2.1 of the Credit Agreement is hereby amended by deleting the figure "$125,000,000" therein and substituting in place thereof the figure "$165,000,000".

         5. Amendment to ss.2.4(a) of the Credit Agreement. Section 2.4(a) of the Credit Agreement is hereby amended by deleting ss.2.4(a) in its entirety and substituting in place thereof the following new ss.2.4(a):

                  "(a) The outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to (i) the Base Rate plus the Applicable Base Rate Margin, or (ii) at the Borrowers' option as provided herein, the LIBOR Rate plus the Applicable LIBOR Margin."

         6. Amendment to ss.4.1(b) of the Credit Agreement. Section 4.1(b) of the Credit Agreement is hereby amended by deleting ss.4.1(b) in its entirety and substituting in place thereof the following new ss.4.1(b):

                  "(b) Letter of Credit Fees. The Borrowers shall pay in advance on the date of issuance of each Letter of Credit an issuance fee to the Agent for its account equal to one eighth of one percent (1/8%) per annum on the Maximum Drawing Amount of each Letter of Credit (the "Issuance Fee"). The Borrowers shall also pay a fee to the Agent (the "Letter of Credit Fee"), which fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages. With respect to each standby Letter of Credit, such fees shall be calculated and paid quarterly in advance on the first Business Day of each fiscal quarter and equal to the Applicable L/C Margin multiplied by the Maximum Drawing Amount of all outstanding Letters of Credit. With respect to any documentary Letter of Credit, such fees shall be calculated based on the Maximum Drawing Amount thereunder during the period commencing on the date of issuance thereof (or with respect to documentary Letters of Credit outstanding on December 29, 1998, commencing December 29, 1998) through the date of negotiation or cancellation thereof (calculated on the basis of a 360-day year for the actual number of days elapsed) and shall be payable in arrears within seven (7) Business Days after the end of each month during which, or any part of which, such documentary Letter of Credit is outstanding. In addition to the Issuance Fee and the Letter of Credit Fee, the Borrowers shall pay to the Agent, for its own account, all related customary administrative fees in accordance with customary practice. Notwithstanding any provision contained herein to the contrary, no fees, commissions or other amounts paid as of or prior to December 29 ,1998 in respect of any Letter of Credit existing as of such date shall be repaid or credited against any amounts otherwise payable pursuant to this ss.4.1(b)."

         7. Amendment to ss.4.9 of the Credit Agreement. Section 4.9 of the Credit Agreement is hereby amended by deleting ss.4.9 in its entirety and substituting in place thereof the following new ss.4.9:

                  "ss.4.9 Interest on Overdue Amounts. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin plus two (2) percent until such amount shall be paid in full (after, as well as before, judgment)."

         8. Amendment to ss.5 of the Credit Agreement. Section 5 of the Credit Agreement is hereby amended by

         (a) adding the following ss.5.21 in its proper place:

                  "5.21. Year 2000 Issue. The Borrowers and their Subsidiaries have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Issue" (i.e. the risk that computer applications used by any of the Borrowers or their Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrowers reasonably believe that the "Year 2000 Issue" will not have any materially adverse effect on the business or financial condition of any of the Borrowers or its Subsidiaries."

         and (b) deleting ss.ss.5.17 and 5.19 in their entirety and substituting in place thereof the following new ss.ss.5.17 and 5.19:

                  "ss.5.17 Perfection of Security Interests. Except as set forth on Schedule 5.17, the Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers and MasTec International, Inc. are the owners of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, other than liens in favor of the Agent for the benefit of the Banks to secure the Obligations. The U.S. Stock Pledge Agreement is effective to create in favor of the Agent, for the benefit of the Banks, a legal, valid and enforceable first priority security interest in the Collateral. The certificates for the shares of such Collateral have been delivered to the Agent.

                  ss.5.19 Subsidiaries. Schedule 1 sets forth a complete and accurate list of the direct or indirect Subsidiaries of the Parent, including the name of each Subsidiary and its jurisdiction of incorporation, together with the number of authorized and outstanding shares of each Subsidiary. All of the stock of each U.S. Subsidiary (other than the Excluded Subsidiaries) which is directly or indirectly owned by the Parent has been pledged to the Agent on behalf of the Banks pursuant to the U.S. Stock Pledge Agreement. The Parent has good and marketable title to all of the shares it purports to own of the stock of each such Subsidiary, free and clear in each case of any lien. All such shares have been duly issued and are fully paid and non-assessable. Each Subsidiary of the Parent, other than the Excluded Subsidiaries and the members of the MasTec International Group, is a Borrower hereunder."

         9. Amendment to ss.7.3(e) of the Credit Agreement. Section 7.3(e) of the Credit Agreement is hereby amended by deleting ss.7.3(e) in its entirety and substituting in place thereof the following new ss.7.3(e):

                  "(e) Investments (as defined in ss.1) by any Borrower in any affiliate or Subsidiary of a Borrower which is not also a Borrower (which may include the MasTec International Group or other non-U.S. entities) or in any other Person (i) funded prior to or on December 29, 1998 and listed on Schedule 7.3(e), plus (ii) $15,000,000, plus (iii) the net cash proceeds from the sale of any Investments listed on
         Schedule 7.3(e) and the net cash proceeds from any sale of the stock of Sintel; provided that the sum of items (i) through (iii) shall not exceed $125,000,000."

         10. Amendment to ss.7.6 of the Credit Agreement. Section 7.6 of the Credit Agreement is hereby amended by deleting ss.7.6 in its entirety and substituting in place thereof the following new ss.7.6:

                  "ss.7.6 Restricted Distributions and Redemptions. None of the Borrowers may make Distributions except as set forth in this ss.7.6. Each Borrower may make distributions payable solely in common stock or preferred stock of such Borrower, subject to the requirement to pledge all such stock pursuant to ss.5.19 hereof. Borrowers other than the Parent may declare or pay Distributions to the Parent. In addition, the Borrowers (other than the Parent) shall not redeem, convert, retire or otherwise acquire shares of any class of capital stock of such Borrowers. The Parent may declare or pay dividends and may redeem, convert, retire, or otherwise acquire shares of its capital stock (either directly or via an Equity Purchase Contract), provided that (a) prior to December 29, 1998, the aggregate amount of all such Distributions by the Parent shall not exceed 50% of Consolidated Net Income in any one fiscal year, plus, for the fiscal year ending December 31, 1998 only, $10,000,000 (which $10,000,000 shall not be reduced by any losses in Consolidated Net Income), and (b) on or after December 29, 1998, the aggregate amount of all such Distributions by the Parent shall consist of the Parent's repurchase in three installments from December 1, 1998 to November 30, 1999 of 440,000 shares of its capital stock from Aidco Management for $30.00 per share. Notwithstanding the above, none of the Borrowers may make any Distribution under this ss.7.6 if a Default or Event of Default exists or would be created by the making of such Distribution. The Borrowers shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Borrowers' or the International Signatories' capital stock other than the amendment to the Parent's certificate of incorporation increasing the authorized amount of common stock and the par value of the common stock and the preferred stock."

         11. Amendment to ss.7.9 of the Credit Agreement. Section 7.9 of the Credit Agreement is hereby amended by deleting ss.7.9 in its entirety and substituting in place thereof the following new ss.7.9:

                  "ss.7.9  [This section intentionally omitted.]"

         12. Amendment to ss.8 of the Credit Agreement. Section 8 of the Credit Agreement is hereby amended by deleting ss.ss.8.1 and 8.3 in their entirety and substituting in place thereof the following new ss.ss.8.1 and 8.3:

                  "ss.8.1. Leverage Ratios. As of the end of any fiscal quarter of the Borrowers commencing with the fiscal quarter ending March 31, 1997, (a) the ratio of (i) Senior Debt to (ii) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date shall not exceed 2.50:1, and (b) the ratio of (i) Funded Debt to (ii) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date shall not exceed the ratio set forth opposite such date below:

                     --------------------------------- ------------------------
                                   Date                         Ratio
                     --------------------------------- ------------------------
                              June 30, 1998                    4.50:1
                     --------------------------------- ------------------------
                            September 30, 1998                 4.50:1
                     --------------------------------- ------------------------
                            December 31, 1998                  4.00:1
                     --------------------------------- ------------------------
                              March 31, 1999                   3.50:1
                     --------------------------------- ------------------------
                              June 30, 1999                    3.25:1
                     --------------------------------- ------------------------
                          September 30, 1999 and               3.00:1
                                thereafter
                     --------------------------------- ------------------------

                  For purposes of determining compliance with the Funded Debt to EBITDA ratio, but not for purposes of determining the Pricing Ratio,
         EBITDA shall be adjusted to add back pre-tax charges taken in connection with the Wilde-Aidco Transaction, provided that (a) PricewaterhouseCoopers determines that the Parent must take such pre-tax charges in the fiscal quarter ending on December 31, 1998, (b) such pre-tax charges are taken in the fiscal quarter ending on December 31, 1998, and (c) such pre-tax charges do not exceed an aggregate amount of $33,500,000 (the "Wilde-Aidco Special Charges").

                  ss.8.3. Interest Coverage Ratio. As of the end of any fiscal quarter of the Borrowers commencing with the fiscal quarter ending March 31, 1997, the ratio of (a) EBIT for the period of four (4) consecutive fiscal quarters ending on such date to (b) Consolidated Total Interest Expense for such period shall not be less than the ratio set forth opposite such date below:

                     --------------------------------- ------------------------
                                   Date                         Ratio
                     --------------------------------- ------------------------
                              June 30, 1998                    3.50:1
                     --------------------------------- ------------------------
                            September 30, 1998                 2.50:1
                     --------------------------------- ------------------------
                            December 31, 1998                  2.50:1
                     --------------------------------- ------------------------
                              March 31, 1999                   2.75:1
                     --------------------------------- ------------------------
                              June 30, 1999                    3.00:1
                     --------------------------------- ------------------------
                            September 30, 1999                 3.25:1
                     --------------------------------- ------------------------
                           December 31, 1999                   3.50:1
                     --------------------------------- ------------------------
                                Thereafter                     4.00:1
                     --------------------------------- ------------------------

                  For purposes of calculating the EBIT to Consolidated Total Interest Expense ratio, EBIT shall be adjusted to add back the Wilde-Aidco Special Charges."

         13. Amendment toss.11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended by deleting ss.11 in its entirety and substituting in place thereof the following new ss.11:

                  "ss.11. COLLATERAL SECURITY. The Obligations shall be secured by a perfected security interest (having, with respect to each category of Collateral, the respective rights and priorities set forth herein and in the Stock Pledge Agreements) in all of the Collateral, whether now owned or hereafter acquired, pursuant to the terms of the U.S. Stock Pledge Agreement. The Agent may from time to time, in its discretion, release Collateral, provided that the aggregate value of such released Collateral does not exceed five percent (5%) of the consolidated net worth of the Borrowers determined in accordance with GAAP."

     1. Amendment toss.14 of the Credit Agreement. Section 14 of the Credit Agreement is hereby amended by adding the following ss.14.9 to the end thereof:
"ss.14.9. Co-Agents. None of the Banks identified in this Agreement as a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or not taking action hereunder."

     2. Amendment to Schedules of the Credit Agreement. Schedule 7.3(e) is hereby added to the Credit Agreement in the form attached hereto.

     3. Consent to Wilde-Aidco Bonuses and Non-Compete Agreement(s). Notwithstanding the provisions of ss.5.18 of the Credit Agreement, each of the Banks hereby consents to the Wilde-Aidco Bonuses and the Wilde-Aidco Non-Compete Agreements, provided that (a) no Default or Event of Default exists or would be created by the Wilde-Aidco Bonuses or the Wilde-Aidco Non-Compete Agreements (other than under ss.5.18), and (b) all other conditions of the Credit Agreement (other than ss.5.18) be met in connection with the Wilde-Aidco Bonuses and the Wilde-Aidco Non-Compete Agreements.

         4. Consent to Release of Sintel Stock and Termination of Sintel Stock Pledge Agreement. Notwithstanding the provisions of ss.14.8(h) of the Credit Agreement, each of the Banks hereby consents to the Agent's release of the Sintel stock, and the termination of the Sintel Stock Pledge, provided that Sintel shall be sold in accordance with the Stock Purchase Agreement; Stock Purchase Option, Stock Pledge and Shareholder Agreement dated December 30, 1998 (the "Sale Agreement"). If for any reason Sintel is not sold pursuant to the Sale Agreement, the Borrowers agree to re-pledge the stock of Sintel to the Agent for the benefit of the Banks, and to execute any agreements, further assurances or other instruments in connection with the re-pledge of the Sintel stock that the Agent may reasonably request.

         5. Effectiveness. This Fifth Amendment shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions:

                  (a) receipt by the Agent of this Fifth Amendment duly and properly authorized, executed and delivered by the respective parties hereto;

                  (b) the Borrowers shall have executed and delivered to the Agent amended and restated Notes for each of BKB, First Union and SBI, reflecting their revised Commitment Percentages as described in ss.2(b) of this Fifth Amendment;

                  (c) the Borrowers shall have delivered to the Agent certified copies of corporate resolutions of each of the Borrowers satisfactory to the Agent authorizing this Fifth Amendment, the amended and restated Notes, and all related documents;

                 (d) payment of all fees due to each Bank pursuant to the terms of the separate fee letters dated as of the date hereof; and

                  (e) the Parent shall have delivered to the Agent copies of (i) its charter or other incorporation documents, certified by the Secretary of State of Florida, and (ii) its termination of incorporation documents, certified by the Secretary of State of Delaware, evidencing its changed jurisdiction of incorporation.

     6. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

                  (a) The  execution,  delivery and  performance of each of this
         Fifth Amendment and the transactions contemplated hereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower, (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or
         (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

                  (b) This Fifth Amendment and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this Fifth Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

                  (d) The representations and warranties contained in ss.5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

                  (e) After giving effect to this Fifth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

         7. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment.

         8. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         9. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Fifth Amendment under seal as of the date first set forth above.

                                    The Borrowers:

                                    MASTEC, INC.



                                    By:___________________________________
                                        Name:
                                        Title:




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                 B & D CONTRACTORS OF SHELBY, INC.
                                 BURNUP & SIMS OF TEXAS, INC.
                                 HARRISON-WRIGHT CO., INC.
                                 UTILITY PRECAST, INC.
                                 BURNUP & SIMS TELCOM OF FLORIDA, INC.
                                 CHURCH & TOWER ENVIRONMENTAL, INC.
                                 CHURCH & TOWER FIBER TEL, INC.
                                 CHURCH & TOWER, INC.
                                 CHURCH & TOWER OF FLORIDA, INC.
                                 CHURCH & TOWER OF TN, INC.
                                 DESIGNED TRAFFIC INSTALLATION CO.
                                 GDSI, INC.
                                 KENNEDY CABLE CONSTRUCTION, INC.
                                 LATLINK CORPORATION
                                 LATLINK ARGENTINA, INC.
                                 MASTEC COMTEC OF CALIFORNIA, INC.
                                 MASTEC COMTEC OF THE CAROLINAS, INC.
                                 MASTEC TECHNOLOGIES, INC.
                                 MASTEC TELEPORT, INC.
                                 R.D. MOODY & ASSOCIATES, INC.
                                 R.D. MOODY AND ASSOCIATES, INC. OF VIRGINIA
                                 SHANCO CORPORATION
                                 UTILITY LINE MAINTENANCE, INC.
                                 AIDCO, INC.
                                 AIDCO SYSTEMS, INC.
                                 E. L. DALTON & COMPANY, INC.
                                 NORTHLAND CONTRACTING, INC.
                                 WILDE CONSTRUCTION, INC.
                                 WILDE OPTICAL SERVICE, INC.
                                 TELE-COMMUNICATIONS CORPORATION OF VIRGINIA
                                 WILDE ACQUISITION CO., INC.
                                 WILDE HOLDING CO., INC.
                                 WEEKS CONSTRUCTION COMPANY
                                 C & S DIRECTIONAL BORING, INC.
                                 LESSARD-NYREN UTILITIES, INC.
                                 LNU, INC.
                                 S.S.S. CONSTRUCTION, INC.
                                 CONTRACT MANAGEMENT AND ASSISTANCE CORP.
                                 ELECTRONIC EQUIPMENT ANALYZERS, INC.
                                 MASTEC NORTH AMERICA, INC.
                                 J.C. ENTERPRISES, INC (d/b/a   Cotton & Taylor)



                                    By:___________________________________
                                        Name:
                                        Title:

                              The Banks:

                              BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                              INC. (f/k/a Creditanstalt Corporate Finance, Inc.)



                              By:___________________________________
                                  Name:
                                  Title:



                              By:___________________________________
                                  Name:
                                  Title:

                              FIRST UNION NATIONAL BANK OF FLORIDA



                              By:___________________________________
                                  Name:
                                  Title:

                              SCOTIABANC INC.



                              By:___________________________________
                                  Name:
                                  Title:

                              LASALLE NATIONAL BANK



                              By:___________________________________
                                  Name:
                                  Title:

                              COMERICA BANK



                              By:___________________________________
                                  Name:
                                  Title:

                              LTCB TRUST COMPANY



                              By:___________________________________
                                  Name:
                                  Title:

                              BANKBOSTON, N.A.,
                                individually and as Agent



                              By:___________________________________
                                  Name:
                                  Title: